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                   AMENDMENT NO. 3 TO PROMISSORY NOTE
                           DATED  July 12, 1993


     WHEREAS, AST Research, Inc., a Delaware corporation ("AST"), has issued a promissory note, dated July 12, 1993, as amended by (i) that certain Amendment No. 1 to Promissory Note Dated July 12, 1993; and (ii) that certain Amendment No. 2 to Promissory Note Dated July 12, 1993 (as so amended, the "Note") to Tandy Corporation, a Delaware corporation ("Tandy"), pursuant to the Agreement for Purchase and Sale of Assets, dated as of June 30, 1993, as amended by letters dated July 4, 1993, July 12, 1993, August 5, 1993, and September 20, 1993, and by that certain Supplemental Agreement (the "Supplemental Agreement") dated October 15, 1993 (collectively, the "Agreement"), by and among AST, Tandy, TE Electronics Inc. and GRiD Systems Corporation;

     WHEREAS, as amended, the Note is in the principal amount of $95,006,000;
and

     WHEREAS, in accordance with Section 2.3 of the Supplemental Agreement, the parties to the Agreement agreed, among other things, to increase the principal amount of the Note by $1,714,000 (the "French Property Amount," as that term is defined in the Supplemental Agreement) upon satisfaction of certain conditions and requirements set forth in the French Affiliate Asset Agreement (as that term is defined in the Supplemental Agreement).

     NOW, THEREFORE, AST and Tandy hereby agree as follows:

     1. The Note is hereby amended to change the original principal amount thereof to $96,720,000, which increase shall be deemed to have occurred as of July 12, 1993.

     2. As a result of the above increase in the principal amount of the Note, the original principal amount of the Note, as of July 12, 1993, shall be deemed to be $96,720,000. Consistent with the foregoing, the amount of the standby letter of credit referred to in Section 9 of the Note must be increased to at least $67,704,000 (70% of the outstanding principal amount of the Note on July 12, 1993).

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     IN WITNESS WHEREOF, AST and Tandy have executed this Amendment No. 3 to the Note on the dates set forth below, such Amendment to be effective as of July 12, 1993.

  December 30, 1993      AST RESEARCH, INC.

                         By:Dennis R. Leibel _____________
                         Its:Vice President_______________

  December __, 1993      TANDY CORPORATION

                         By:_____________________________
  																			   Its:____________________________